UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-18A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-18              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of August 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, Aurora Loan Services Inc, Cendant Mortgage Corporation and Wells Fargo Home Mortgage Inc as servicers , and JPMorgan Chase Bank, as Trustee. On September 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-18A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 2, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002





                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-18A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1         94,098,000.00    94,098,000.00   1,997,240.72   337,282.46   2,334,523.18      0.00        0.00       92,100,759.28
IIA1       132,097,000.00   132,097,000.00   1,789,230.15   632,964.79   2,422,194.94      0.00        0.00      130,307,769.85
IIIA        31,665,000.00    31,665,000.00   2,604,072.90   164,200.88   2,768,273.78      0.00        0.00       29,060,927.10
IVA         16,514,000.00    16,514,000.00      15,618.77    71,699.04      87,317.81      0.00        0.00       16,498,381.23
IB1          2,681,000.00     2,681,000.00         896.06     9,051.17       9,947.23      0.00        0.00        2,680,103.94
IB2          1,416,000.00     1,416,000.00         473.26     5,040.07       5,513.33      0.00        0.00        1,415,526.74
IIB1         2,648,000.00     2,648,000.00       1,431.44    14,166.46      15,597.90      0.00        0.00        2,646,568.56
IIB2         1,229,000.00     1,229,000.00         664.36     6,574.99       7,239.35      0.00        0.00        1,228,335.64
B3           3,445,000.00     3,445,000.00       1,600.27    16,929.31      18,529.58      0.00        0.00        3,443,399.73
B4           2,757,000.00     2,757,000.00       1,280.68    13,548.36      14,829.04      0.00        0.00        2,755,719.32
B5             870,000.00       870,000.00         404.13     4,275.33       4,679.46      0.00        0.00          869,595.87
B6           1,029,363.00     1,029,363.00         478.04     5,058.46       5,536.50      0.00        0.00        1,028,884.96
R                  100.00           100.00         100.00         0.42         100.42      0.00        0.00                0.00
IP                   0.00             0.00           0.00         0.00           0.00      0.00        0.00                0.00
IIP                  0.00             0.00           0.00         0.00           0.00      0.00        0.00                0.00
TOTALS     290,449,463.00   290,449,463.00   6,413,490.78 1,280,791.74   7,694,282.52      0.00        0.00      284,035,972.22

IA2         94,098,000.00    94,098,000.00           0.00    54,890.50      54,890.50         0.00        0.00    92,100,759.28
IIA2        19,951,815.00    19,951,815.00           0.00    95,602.45      95,602.45         0.00        0.00    19,681,550.59
IB1X         2,681,000.00     2,681,000.00           0.00     2,122.46       2,122.46         0.00        0.00     2,680,103.94
IB2X         1,416,000.00     1,416,000.00           0.00       861.40         861.40         0.00        0.00     1,415,526.74
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
IA1     86358R5E3     1,000.00000000      21.22511339     3.58437438       24.80948777    978.77488661      IA1      4.301249 %
IIA1    86358R5G8     1,000.00000000      13.54482047     4.79166665       18.33648713    986.45517953      IIA1     5.750000 %
IIIA    86358R5J2     1,000.00000000      82.23820938     5.18556387       87.42377325    917.76179062      IIIA     6.222677 %
IVA     86358R5K9     1,000.00000000       0.94578963     4.34171249        5.28750212    999.05421037      IVA      5.210055 %
IB1     86358R5L7     1,000.00000000       0.33422604     3.37604252        3.71026856    999.66577396      IB1      4.051249 %
IB2     86358R5N3     1,000.00000000       0.33422316     3.55937147        3.89359463    999.66577684      IB2      4.271249 %
IIB1    86358R5Q6     1,000.00000000       0.54057402     5.34987160        5.89044562    999.45942598      IIB1     6.419845 %
IIB2    86358R5R4     1,000.00000000       0.54056957     5.34986981        5.89043938    999.45943043      IIB2     6.419845 %
B3      86358R5S2     1,000.00000000       0.46451959     4.91416836        5.37868795    999.53548041      B3       5.897001 %
B4      86358R5U7     1,000.00000000       0.46451941     4.91416757        5.37868698    999.53548059      B4       5.897001 %
B5      86358R5V5     1,000.00000000       0.46451724     4.91417241        5.37868966    999.53548276      B5       5.897001 %
B6      86358R5W3     1,000.00000000       0.46440371     4.91416536        5.37856908    999.53559629      B6       5.897001 %
R       86358R5T0     1,000.00000000   1,000.00000000     4.20000000    1,004.20000000      0.00000000      R        5.001249 %
TOTALS                1,000.00000000      22.08126231     4.40968879       26.49095110    977.91873769

IA2     86358R5F0     1,000.00000000       0.00000000     0.58333333        0.58333333    978.77488661      IA2      0.700000 %
IIA2    86358R5H6     1,000.00000000       0.00000000     4.79166682        4.79166682    986.45414415      IIA2     5.750000 %
IB1X    86358R5M5     1,000.00000000       0.00000000     0.79166729        0.79166729    999.66577396      IB1X     0.950000 %
IB2X    86358R5P8     1,000.00000000       0.00000000     0.60833333        0.60833333    999.66577684      IB2X     0.730000 %
-----------------------------------------------------------------------------------------------------    -------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Gouri Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street,, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------



Total Scheduled Principal Amounts                               136,126.55
Group 1 Scheduled Principal Amounts                             33,817.16
Group 2 Scheduled Principal Amounts                             74,387.30
Group 3 Scheduled Principal Amounts                             11,529.68
Group 4 Scheduled Principal Amounts                             16,392.41

Total Unscheduled Principal Amounts                             6,277,364.34
Group 1 Unscheduled Principal Amounts                           1,965,890.83
Group 2 Unscheduled Principal Amounts                           1,718,376.77
Group 3 Unscheduled Principal Amounts                           2,593,091.06
Group 4 Unscheduled Principal Amounts                           5.68

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00
Group 3 Net Liquidation Proceeds                                0.00
Group 4 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00
Group 3 Insurance Proceeds                                      0.00
Group 4 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00
Group 3 Aggregate  Advances                                     0.00
Group 4 Aggregate  Advances                                     0.00

Ending Principal Balance                                        284,035,973.63
Group 1 Ending Principal Balance                                99,181,266.13
Group 2 Ending Principal Balance                                136,892,781.55
Group 3 Ending Principal Balance                                30,640,030.75
Group 4 Ending Principal Balance                                17,321,894.20

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Group 3 Current Period Realized Losses                          0.00
Group 4 Current Period Realized Losses                          0.00

Fraud Loss Limit                                                5,809,000.00
Bankruptcy Loss Loss Limit                                      100,000.00
Special Hazard Loss Loss Limit                                  8,000,000.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00
Group 3 Bankruptcy Losses                                       0.00
Group 4 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00
Group 3 Fraud Losses                                            0.00
Group 4 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00
Group 3 Special Hazard Losses                                   0.00
Group 4 Special Hazard Losses                                   0.00

Servicing Fees                                                  72,813.85
Trustee Fees                                                    1,815.31
Master Service Fee                                              153.33


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  0                               0.00                  0.00 %
 Group 2
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  0                               0.00                  0.00 %
 Group 3
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  0                               0.00                  0.00 %
 Group 4
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 0                               0.00                  0.00 %

 Group Totals
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 0                               0.00                  0.00 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 2
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 3
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 4
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
Group Totals
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 2
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 3
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 4
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
Group Totals
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %



Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia shortfall                            0.00
Class iva shortfall                             0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia shortfall                            0.00
Class iva shortfall                             0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Total Relief Act
Class ia1 Relief Act Shortfall                  0.00
Class ia2 Relief Act Shortfall                  0.00
Class iia1 Relief Act Shortfall                 0.00
Class iia2 Relief Act Shortfall                 0.00
Class iiia Relief Act Shortfall                 0.00
Class iva Relief Act Shortfall                  0.00
Class ib1 Relief Act Shortfall                  0.00
Class ib1x Relief Act Shortfall                 0.00
Class ib2 Relief Act Shortfall                  0.00
Class ib2x Relief Act Shortfall                 0.00
Class b3 Relief Act Shortfall                   0.00
Class b4 Relief Act Shortfall                   0.00
Class b5 Relief Act Shortfall                   0.00
Class b6 Relief Act Shortfall                   0.00
Class iib1 Relief Act Shortfall                 0.00
Class iib2 Relief Act Shortfall                 0.00
Class r Relief Act Shortfall                    0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall                    0.00
Class ia2 PPIS Act Shortfall                    0.00
Class iia1 PPIS Act Shortfall                   0.00
Class iia2 PPIS Act Shortfall                   0.00
Class iiia PPIS Act Shortfall                   0.00
Class iva PPIS Act Shortfall                    0.00
Class ib1 PPIS Act Shortfall                    0.00
Class ib1x PPIS Act Shortfall                   0.00
Class ib2 PPIS Act Shortfall                    0.00
Class ib2x PPIS Act Shortfall                   0.00
Class b3 PPIS Act Shortfall                     0.00
Class b4 PPIS Act Shortfall                     0.00
Class b5 PPIS Act Shortfall                     0.00
Class b6 PPIS Act Shortfall                     0.00
Class iib1 PPIS Act Shortfall                   0.00
Class iib2 PPIS Act Shortfall                   0.00
Class r PPIS Act Shortfall                      0.00

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